Filed under Rule 497(e)

Registration No. 811-08789

VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2013

At a meeting held on April 22 - 23, 2013, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”), including a majority of the trustees who are not interested persons of VC II, as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Robeco Investment Management, Inc. (“Robeco”) with respect to the Mid Cap Value Fund ( the “Fund”) as a result of the anticipated acquisition of Robeco Groep NV, the primary parent of Robeco, by Orix Corporation (“Orix”). The acquisition is subject to legal and regulatory approvals and is expected to be completed on or about July 1, 2013. Robeco is currently a co-sub-adviser for the Fund.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on July 1, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approval.

Upon the approval of the acquisition, the following changes to the prospectus will become effective:

In the “Management” section, under the heading Investment Sub-Advisers, the information with respect to Robeco is deleted in its entirety and replaced with the following:

Robeco Investment Management, Inc. (“Robeco”)

909 Third Avenue, 32nd Floor, New York, New York 10022

Robeco is an SEC-registered investment adviser. Robeco Group was founded in 1929 and manages over $242 billion as of September 30, 2012 for clients worldwide. Robeco is a value equity asset manager with $27.2 billion in assets under management as of September 30, 2012.

A portion of the Mid Cap Value Fund is managed by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA. Mr. Pollack is the portfolio manager for Robeco Boston Partners Mid Cap Value Equity product. He is in his eleventh year with the firm. He has twenty-seven years of investment experience. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. Mr. Feeney joined the firm upon its inception in 1995. He has twenty-six years of investment experience.

Date: June 17, 2013